SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 23, 1999
                                                        -----------------

                               EMARKETPLACE, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


  DELAWARE                         0-14731                      33-0558415
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(STATE OR OTHER                  (COMMISSION                   (IRS EMPLOYER
JURISDICTION OF                  FILE NUMBER)                IDENTIFICATION NO.)
 FORMATION)



              255 WEST JULIAN STREET, SUITE 100, SAN JOSE, CA 95110
             -------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (408) 295-6500
                                                           --------------


         ===============================================================
          (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

         ===============================================================

ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANANCIAL INFORMATION AND EXHIBITS


         (a) In connection with the Current Report on Form 8-K filed with the Commission on December 8, 1999 with respect to acquisitions affected as of November 23, 1999, the Registrant includes the following information.

1.       Pro Forma Condensed Combined Financial Statements of eMarketplace, Inc.

2. Financial Statements and Report of Independent Certified Public Accountants of Image Network, Inc. for the years ended July 31, 1999, 1998 and 1997.

3. Financial Statements and Report of Independent Certified Public Accountants of Devries Data Systems, Inc. for the years ended July 31, 1999, 1998 and 1997.


4. Financial Statements and Report of Independent Certified Public Accountants of Full Moon Interactive Group, Inc. for the years ended July 31, 1999, 1998 and 1997.

5. Financial Statements and Report of Independent Certified Public Accountants of Orrell Communications, Inc. for the years ended July 31, 1999, 1998 and 1997.


6. Financial Statements and Report of Independent Certified Public Accountants of Muccino Design Inc. for the years ended July 31, 1999, 1998 and 1997.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                              EMARKETPLACE, INC.



                              By: /s/  L. WAYNE KILEY
                                 -----------------------------------------------
                                 Name:   L. Wayne Kiley
                                 Title:  Chief Executive Officer and President


Dated:  February 7, 2000

                                  EXHIBIT INDEX

1.       Pro Forma Condensed Combined Financial Statements of eMarketplace, Inc.

2. Financial Statements and Report of Independent Certified Public Accountants of Image Network, Inc. for the years ended July 31, 1999, 1998 and 1997.

3. Financial Statements and Report of Independent Certified Public Accountants of Devries Data Systems, Inc. for the years ended July 31, 1999, 1998 and 1997.

4. Financial Statements and Report of Independent Certified Public Accountants of Full Moon Interactive Group, Inc. for the years ended July 31, 1999, 1998 and 1997.

5. Financial Statements and Report of Independent Certified Public Accountants of Orrell Communications, Inc. for the years ended July 31, 1999, 1998 and 1997.

6. Financial Statements and Report of Independent Certified Public Accountants of Muccino Design Inc. for the years ended July 31, 1999, 1998 and 1997.